UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 16, 2020 (January 10, 2020)

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

001-13111
(Commission File Number)

Delaware		94-3229046
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest,IL 60045

(Address of principal executive offices, with zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 13, 2020, Assertio Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the Registrant’s consummation of the transaction (the “Transaction”) contemplated by the previously announced Asset Purchase Agreement dated December 11, 2019 with Golf Acquiror LLC, an affiliate of Alvogen, Inc.

This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Original Report to include pro forma financial information. No other changes were made to the Original Report.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Attached as Exhibit 99.2 hereto and incorporated by reference is the unaudited pro forma financial information of the Company giving effect to the Transaction.

(d) Exhibits

Exhibit Number	Description
99.2	Unaudited Pro Forma Financial Information of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO THERAPEUTICS, INC.

Date: January 16, 2020	By:	/s/ Daniel A. Peisert
Daniel A. Peisert
Senior Vice President and Chief Financial Officer